Exhibit 4.3

No: 23060500-2012 Nian Qing Ying Di Zi No. 0017

THE MORTGAGE CONTRACT

AGRICULTURAL DEVELOPMENT BANK OF CHINA

Mortgagor (in full): Daqing Borun Biotechnology Co., Ltd

Business License Number:   230606100202956

Legal Representative (Main Responsible Officer):   Wang Jinmiao

Address:   Jubao Village, Zhusan Township, Datong District, Daqing

Postal code:   163515

Bank of Basic Deposit Account and Account Number:   Daqing Datong Branch of Longjiang Bank Corporation with the Account No. 020120218000105

Tel and Fax:   0459-6989708

Mortgagee (in full): Daqing Branch of Agricultural Development Bank of China

Legal Representative (Main Responsible Officer):   Chu Yongjia

Address:   No. 137, Jianshe Road, Hi-tech Zone District, Daqing City, Hei Longjiang Province

Postal code:   163316

Tel and Fax:   0459-6297122

In order to ensure the obligations of debtor under the Working Capital Loan Contract (hereinafter referred to as “Principal Contract”) (Contract No: 23060500-2012 (Qing Ying) Zi No. 0043), which was entered into between Daqing BoRun Biotechnology Co., Ltd. and the pledgee on December 11, 2012, to be fully performed, and in order to protect the realization of the creditor’s right of the pledgee, the pledger is willing to provide pledge security to the pledgee. To clarify the two parties’ rights and obligations, pursuant to the Contract Law of the People’s Republic of China, Security Law of the People’s Republic of China and other relevant laws and regulations, the two parties enter into this contract for the two parties to conform on the basis of equity, free will and amicable negotiation.

Article 1 Type and Amount of the Secured Principal Creditor’s Right

The secured principal creditor’s right under this contract is the creditor’s right arising from the debtor’s business operation prescribed under the Principal Contract with the creditor. The type of prescribed business under the Principal Contract is corn purchase loan for leading processing enterprise, and the amount of the principal amount is RMB 10 million.

Article 2 Term for the Debtor to Perform Obligations

Term for the debtor to perform obligations is nine months, commencing from December 20, 2012 and ending on September 19, 2013. If the actual term to perform obligations under the Principal Contract is different from this provision, the stipulation of Principal Contract shall prevail.

Article 3                                               Security Scope

3.1                     The scope to be secured hereunder shall include the principal, interest, compound interest, default interest, liquidated damages, damage awards and expenses incurred due to the realization of credit by the creditor and all other sums, including but not limited to expenses or fees of litigation, arbitration, property preservation, assessment, auction, execution, transfer and agency.

Article 4                                               Mortgage Property

4.1                     The Mortgagor, of its own free will, mortgages to the Mortgagee all the properties listed in the Mortgage List hereunder, which shall constitute integral parts hereof.

4.2                     The agreed value of the mortgage properties under the Mortgage List shall not be regarded as the assessment basis when such mortgage properties are disposed and shall not constitute any constraint on the mortgagee regarding the enforcement of the mortgage right. The final value of the mortgage properties shall be subject to the net income of the actual disposal of the mortgage properties when such mortgage right is realized.

Article 5                                               Effectiveness of the Mortgage Right

The effectiveness of the mortgage right hereunder shall govern the ancillary components, accessory rights, subrogated rights, affiliated things, compounds, processed things, fructus and insurance benefit, compensation, damages arising from any damage, loss, levy or requisition to the mortgage property.

Article 6                                               Mortgage Registration

6.1                     Should the mortgage properties hereunder be subject to the mortgage registration in accordance with laws and regulations, the Mortgagor shall, within fifteen (15) days after the execution of this Mortgage Contract, go to the competent authorities to handle the mortgage registration along together with the Mortgagee.

6.2                     In case that he two parties hereto voluntarily are willing to procure the mortgage registration, the Mortgagor shall, within fifteen (15) days after the execution of this Mortgage Contract, go to the competent authorities to procure the mortgage registration along together with the Mortgagee.

6.3                     Where any changes occur to the items under the mortgage registration and such changes are subject to the registration of alteration, the Mortgagor shall, within fifteen (15) days after the alteration of the items under mortgage registration, go to the competent authorities to handle the mortgage registration of alteration along together with the Mortgagee.

Article 7                                               Occupation and Keeping of the Mortgaged Property

7.1                     The certificates of mortgage rights hereunder, the original copies of the mortgage registration documentation and other materials relating to the mortgaged properties shall be kept by the Mortgagee after confirmation by the Mortgagor and Mortgagee. The mortgagee shall keep such certificates and documents of mortgage rights appropriately. If, due to the improper care, such certificates and documents of mortgage rights are damaged or lost, the post-registration fees shall be borne by the Mortgagee.

7.2                     The Mortgagor shall keep the mortgaged properties properly and maintain the mortgage properties intact, and shall accept supervision and inspection of the Mortgagee at any time.

7.3                     Without the prior written consent of the Mortgagee, the Mortgagor shall not donate, alienate, lease, re-mortgage, pledge or otherwise dispose of the Mortgaged properties hereunder by any means. Where a mortgagor alienates, upon the prior written consent of the mortgagee, the mortgaged properties, the money generated from such alienation shall be used to pay off debts to the Mortgagee in advance or be deposited to a bank account designated by the Mortgagee with the purpose of assuring the performance of the obligations under the Principal Contract continuously.

7.4                     In case the mortgaged properties are damaged or lost, the Mortgagor shall promptly take measures so as to prevent the expansion of the losses thereof and shall, at the same time, notice the Mortgagee. The insurance benefits and compensatory payment arising from or in connection with such losses shall be used to pay off principal debts to the Mortgagee in advance or be deposited to a bank account designated by the Mortgagee with the purpose of assuring the performance of the obligations under the Principal Contract continuously.

7.5                     In case the value of the mortgaged properties reduces, the Mortgagor shall resume such mortgaged properties to the original value status or provide the necessary guarantee equal to the reduced value upon the confirmation of the Mortgagee. In case any such request of the Mortgagee is refused, the Mortgagee shall be entitled to exercise the mortgage right in advance. In case there are still losses after the excise of the mortgage right in advance, the Mortgagor shall undertake the compensation liabilities. Should the Mortgagor be indemnified against the losses in relation to the reduced value of the mortgaged properties, the Mortgagor shall provide security to the Mortgagee within the extent of the indemnity that it has thus obtained. The part of the mortgaged properties that have not reduced shall still constitute the security of the Principal Contract.

7.6                     In the event that the mortgaged properties are expropriated as the needs of the state construction, the compensation thereof obtained by the Mortgagor shall be used to pay off debts to the Mortgagee in advance or be deposited to a bank account designated by the Mortgagee with the purpose of assuring the performance of the obligations under the Principal Contract continuously. In the event the compensation is in the form of land exchange, the Mortgagor shall cause the exchanged land to be subordinate mortgage property for benefit of principal credit hereof, and proceed mortgage registration in a timely manner; if the value of mortgage property is insufficient to cover the principal credit, additional security shall be added to cover the principal credit sufficiently.

Article 8                                               Mortgage Insurance

8.1                     The mortgagor shall, within fifteen (15) days after the execution of this contract, go to relevant insurance institutions to make the mortgaged properties, which are considered by the Mortgagee as necessary and have access to the property insurance, covered by the property insurance in favor of the Mortgagee as the first beneficiary subject to the requirements of the Mortgagee with respect to the insurance type and amount. The period of the insurance shall not be shorter than of the performance period of this contract and the insurance amount shall not less than the principal and interest of the loan under the Principal Contract.

8.2                     The mortgagor shall deliver to the Mortgagee the original copies of the insurance policies, which shall not include the provisions that constrain the rights and benefits of the Mortgagee.

8.3                     The Mortgagor shall not cancel or otherwise terminate the insurance for any reason during the period of this contract. In case the Mortgagor cancels or otherwise terminates the insurance, the Mortgagee shall be entitled on their behalf to purchase the insurance with all cost thus incurred to be borne by the Mortgagor.

8.4                     During the period of this contract, if insurance accidents occur to the mortgaged properties, the insurance compensation thereof obtained by the Mortgagor shall be used to pay off debts to the Mortgagee in advance or be deposited to a bank account designated by the Mortgagee with the purpose of assuring the performance of the obligations under the Principal Contract continuously.

Article 9                                     Enforcement of Mortgage Right

9.1               Upon the expiration of the duration of the debts under the Principal Contract, or in case the credits secured by the maximum mortgage is confirmed, or when the Mortgagee requires to pay-off the credits under the Principal Contract in advance, should the Debtor fail to pay-off the principal and interest as well as all other expenses, the Mortgagee shall be entitled to auction or sell the mortgaged properties and be paid back first through the payment arising from such activities, or, through the consultation with the Mortgagor, realize its rights through converting the mortgaged properties into money. In case that the parties hereof fail to reach consensus regarding the realization of mortgage right, then the Mortgagee may suit to the people's court for auction or sale of the Mortgage Properties.

9.2               When and if the Principal Contract is terminated by the Mortgagee in accordance with the provisions therein or laws and regulations or the Mortgagee withdraws the principal credit in advance, subject to negotiation, the Mortgagee may enjoy the priority to be repaid from the auction or sale the mortgaged properties or get repaid through converting the mortgaged properties into money. In case that the parties hereof fail to reach consensus regarding the realization of mortgage right, then the Mortgagee may suit to the people's court for auction or sale of the Mortgage Properties.

9.3               The part of payment incurred due to the disposition of the mortgaged properties hereunder exceeding the principal and interest and all other relevant expenses shall be attributed to the Mortgagee.

9.4               When the Mortgagee disposes the mortgaged properties hereunder the Mortgagor shall offer proper cooperation and shall not set any obstacle.

Article 10                                        Representations and Warranties of the Mortgagor

10.1               The Mortgagor understands and agrees any and all provisions hereof and, of its own will, provides the security for the Debtor. All the declaration of intention hereunder is true.

10.2               The Mortgagor is the complete, valid and legal owner of the mortgaged properties hereunder or the authorized business operator by the government and no any dispute regarding the ownership or the rights of business operation exists upon the mortgaged properties. The mortgaged properties is not co-owned property or is co-owned property but consent of co-owners has been obtained for purpose of mortgage issue hereof. Such properties are free to be mortgaged in compliance with laws and regulations without being subject to any limitations, upon which no such circumstances as cancellation from use, detention, custody, tax or construction cost in default or other circumstances that may impact the realization of the mortgage right of the Mortgagee exist. The Mortgaged Properties are not subject to any lease or part of or all the Mortgaged Properties are subject to lease, but the lessee has been informed of the mortgage issue hereof and the supporting documents evidencing that the lessee undertakes to terminate the lease free of any consideration when and if the Mortgagee exercise its mortgage right hereunder; further, the detailed information of the lease shall be reported to the Lender.

10.3              Should the Principal Contract be the Bank Acceptance Agreement, the Mortgagor undertakes that any disputes arising from or in connection with the bills or otherwise disputes occurring to the Debtor, the holder of the acceptance bills, endorser or other relevant persons shall not jeopardize the security liabilities borne by the Mortgagor to the Mortgagee in compliance with this contract.

10.4               The Mortgagor shall notice the Mortgagee in writing in the event the following issues occur:

10.4.1                  In case that there are modifications with respect to the business operation system, including but not limited to contracting mechanism, lease, joint operation, merger, separation, joint stock enterprise reform, cooperation with foreign investors and so on, or business scope or registered capital modifications, shareholding changes, the Mortgagor shall notice the Mortgagee at least fifty (50) days in advance.

10.4.2                  In case that there are significant economic disputes or disputes with respect to the ownership or preservation measures upon the mortgaged properties, bankruptcy, business close, dissolution, business cancellation and reorganization, cancellation of business license or changes of address, telephones and legal representatives, the Mortgagor shall notice the Mortgagee within five (5) days since the occurrence of the aforementioned issues.

10.4.3                  In case that there is any change to the land use purpose after the land use right is mortgaged, the Mortgagor shall inform the Mortgagee 30 days in advance.

10.5              Provided that the issues referred in Article 11.4 or some other issues occur to the Mortgagor during the valid period of this Contract, the Mortgagor shall undertake the security liabilities hereunder continuously.

10.6               During the validity term hereof and before the principal credit secured by the maximum mortgage is determined, if the Mortgagee legally transfer part of the principal credit, the Mortgagor shall continue to undertake maximum mortgage liability to the extent hereunder. In case that the Mortgagee legally transfer the principal credit together with the maximum mortgage right, the Mortgagor shall undertake to acknowledge and confirm it.

10.7               In the event that the Debtor fails to perform the obligations, regardless of whether the Mortgagee possesses other security rights upon the credits under the Principal Contract,

the Mortgagee shall be entitled to require the Mortgagor to bear the security obligations to the extent of the security hereunder.

10.8               Without written consent of the Mortgagee, the Mortgagor shall not set up any mortgage, lien in any form upon the Mortgaged Properties, shall not lease, transfer or gift the Mortgaged Properties to any third party and shall hold the Mortgaged Property harmless free from any damage. In case that the mortgage right suffers or potentially will suffer the damages incurred from any other third party, the Mortgagor shall notice immediately or assist the Mortgagee to avoid such damages.

10.9               Should the agreement regarding the modification of this contract be reached between the Mortgagor and the Mortgagee, except for the extension of this contract, the increase of the principal credit, increase of interest rate or change of currency, the Mortgagor shall still be liable for the security obligations within the extent of the obligations hereunder without being subject to the agreement of the Mortgagor.

10.10         All the relevant expenses hereunder, including but not limited to fees of legal counsel, identification, notarization, assessment, registration, transfer, custody or litigation shall be borne by the Mortgagor.

Article 11                                        Default Liabilities

11.1              Once this contract comes into effective, both parties hereunder shall perform such liabilities as agreed under this contract. Any party, which fails to perform such liabilities hereof or perform such liabilities incompletely as agreed under this contract, shall bear the liabilities for breach of this contract.

11.2               The Mortgagor shall indemnify the Mortgagee for all the economic losses incurred due to its false representations or breach of any warrants declared by the Mortgagor in the Article 11 or make any disposal of the Mortgaged Property without written consent from the Mortgagee, or failure to or decline to procure mortgage property insurance or mortgage registration or other actions that may prejudice the Mortgagee to realize the mortgage right.

11.3               In the event that this contract becomes invalid not due to any fault of the Mortgagee, the Mortgagor shall indemnify all the economic loss to the extent of security scope as agreed hereof.

Article 12                                      Effectiveness, Modification, and Termination of Contract

12.1               This contract shall enter into effective on the date when both parties sign and stamp on it. Should the mortgage registration is required in compliance with laws and regulations or provisions hereof, the mortgage right becomes valid upon the completion of mortgage registration.

12.2               Any invalidity or unenforceability of any article hereof shall not prejudice the validity and unenforceability as well as the effectiveness of the entire contract.

12.3               Upon the effectiveness of this contract, except as otherwise provided, neither the Mortgagor nor the Mortgagee could modify or terminate this contract without the prior consent of the other party. Provided that the modifications or the termination of this contract is needed, the notice shall be delivered in writing and the written agreements in respect thereof shall be reached upon consensus through the negotiation between two parties.

Article 13                                Resolution of Disputes

13.1               Any disputes arising out of, or in connection with the execution of this contract shall be settled through the consultations between two parties; where the agreements fail to be reached through such consultation, such disputes shall be settled through the following ways as provided under Article 13.1.1:

13.1.1                  Instituting a legal proceeding to the People's court located at the premise of the Mortgagee.

13.1.2                  Submitting to [   ] commission of arbitration with the arbitration premise at [   ] in accordance with the arbitration rules at that time.

Article 14                                      Miscellaneous

14.1               N/A.

14.2               N/A

14.3               N/A

Article 15                                      Supplementary

15.1               Except as otherwise provided hereunder, all the notices between the Mortgagor and Mortgagee shall be delivered in writing. Upon any of the telexes and telegrams are sent, or the postal letters are delivered to the post offices by the Mortgagee to the Mortgagor, such telexes, telegrams and postal letters shall be deemed as reached by the Mortgagor.

15.2               The appendix hereto shall constitute integral parts hereof and shall be as valid and effective as this contract.

15.3               The contract is executed in two, one (1) for the Mortgagor and one (1) for the mortgagee. Each counterpart has equally authentic.

Article 16                              Special Instructions

The Mortgagee has reminded the Mortgagor of understanding the provisions hereunder comprehensively and accurately and made explanations regarding the relevant provisions according to the requirements of the Mortgagor. There is no any discrepancy in connection with the understanding of the provisions hereof between the two parties.

The Mortgagor (seal)	The Mortgagee (seal)

Legal Representative (Main Responsible Officer) or Authorized Agent:	Legal Representative (Main Responsible Officer) Authorized Agent:

Date:	Date:

The mortgagor and mortgagee have verified that the following mortgaged assets have no mistake.

This list is the attachment to the Mortgage Contract [23060500-2012 Qing Ying (Di) Zi No. 0017]

Mortgaged Assets List

Name of Mortgaged Assets	Specification	Quantity and Unit	Quality and Conditions	Location (deposit, custody and using entity)	Title Certificate, Number, and Issuance Entity	Original Value	Appraisal Value	Co-Owner	Existing Mortgage	Insurance Policy		Remarks
										Number	Starting and Ending Date
Spray dust collector		5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	598,680.00	538,812.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Cyclone dust collector		5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	320,400.00	288,360.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Cooking pot	¢2500×3000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	15,483.00	13,934.70	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Blocking valve	GFY-95L 3KW	10	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	410,400.00	369,360.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Cyclone		5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	319,860.00	287,874.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Mixing tank	¢6000×7500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	448,650.00	403,785.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Variable frequency feeder	YW-35	5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	302,040.00	271,836.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
air-suction specific gravity stoner	QSII-125 0.25KW	5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	688,860.00	619,974.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Impack plate bulk solid flow meter	4E-61	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	11,700.00	10,530.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Hammer mill	GFS-120-83 160KW	5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	681,120.00	613,008.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Embryo extracting machine		4	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	19,871,794.87	17,884,615.38	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
DTC evapo-separated machine	DTC250	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,454,589.74	1,309,130.77	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Air lock	BFQ30	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	36,876.92	33,189.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

High pressure blower	9-19-4.5A	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	10,243.59	9,219.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Wet trap	PJS120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	53,266.67	47,940.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
A flash steaming box	SFX130	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	12,292.32	11,063.09	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Second flash steaming box	ZFQ40	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	114,728.22	103,255.40	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Second flash steaming box	SFX100	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	8,194.87	7,375.38	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Butterfly stripper	DQT800	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	120,874.36	108,786.92	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Oil-oil heat exchanger	HRY20	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	36,876.92	33,189.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Hair mail box	MYX120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	6,146.15	5,531.54	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Balance tower	PHT35	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	32,779.49	29,501.54	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
evapo-separated and resolving condenser	WLN150	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	430,230.77	387,207.69	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Buffer bin	CLX80	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	18,438.46	16,594.61	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Wind apparatus	BFQ250	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	24,584.62	22,126.16	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
1# scraper	MC25	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	61,461.54	55,315.39	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
1# sealant	LSM35	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	26,633.33	23,970.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Receiving hopper	RLD60	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	4,097.44	3,687.70	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Rotocel extractor	JPS650	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,536,538.46	1,382,884.61	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Circular feeder	YLQ120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	53,266.67	47,940.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Wet meal scraper	MC25	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	65,558.97	59,003.07	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
2# sealant	LSM35	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	26,633.33	23,970.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Catcher	XL50-D80	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	8,194.87	7,375.38	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Meal discharge scraper	MC25	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	61,461.54	55,315.39	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Safe tank	AG180	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	30,730.77	27,657.69	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Hydrocyclone separator	XY-D13	3	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	26,633.33	23,970.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
1#miscella tank	GH160	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	18,438.46	16,594.61	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
2#miscella tank	GH160	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	18,438.46	16,594.61	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
First long tube evaporator	ZFQ120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	368,769.23	331,892.31	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

First and second vapor condenser	WLN250	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	717,051.28	645,346.15	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Gas condenser	WLN80	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	245,846.15	221,261.54	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Leaching balance condenser	WLN80	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	245,846.15	221,261.54	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Water distribution units	FSG200×600	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	307,307.69	276,576.92	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Big spray tank	HPG70	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	10,243.59	9,219.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Cooking pot	ZG120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	59,412.82	53,471.54	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Paraffin absorption tower	XST40	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	79,900.00	71,910.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Paraffin analytic tower	JXT40	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	92,192.31	82,973.08	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Paraffin oil-oil heat exchanger	I1.0-C20-10/10	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	28,682.05	25,813.85	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Paraffin cooler	I1.0-C40-10/18	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	57,374.36	51,636.92	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Paraffin heater	JRJ10	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	16,389.74	14,750.77	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Paraffin tank	LCG120	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	10,243.59	9,219.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
1# Steam distributor	FQB273	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	10,243.59	9,219.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
2# Steam distributor	FQB219	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	8,194.87	7,375.38	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
3# Steam distributor	FQB219	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	8,194.87	7,375.38	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Maize germ pre-press device		1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	2,905,982.91	2,615,384.62	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Oil press	YZ390 160KW×2	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,364,102.56	1,227,692.30	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Flaking roll	YPD800×1500 (45×2)92.75 111.65KW×2	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,213,675.21	1,092,307.69	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Corn crushing conveyer		1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	3,555,555.56	3,200,000.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Scraper conveyor		2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	3,675,213.68	3,307,692.31	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Turbine oil filter	TY-50	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	25,641.03	23,076.93	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Barm can	¢3600×5000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	688,770.00	619,893.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Barm pump	IHD80-65-160 EX7.5KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	7,074.00	6,366.60	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Spiral-plate heat exchanger	LTL20-630	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	28,103.00	25,292.70	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Barm can	¢9000×135000	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,390,230.00	1,251,207.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Barm mash circulating pump	IHD200-150-315EX45KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	71,280.00	64,152.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Spiral-plate heat exchanger	LIT100-1500	8	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	121,680.00	109,512.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Mash tun pump	IHD150-125-450 EX75KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	86,400.00	77,760.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Saccharifying tank	¢6000×7000	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	41,256.00	37,130.40	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Liquefaction pump	IHD200-150-315 WX45KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	82,080.00	73,872.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Process tank	¢3000×4000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	54,900.00	49,410.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Liquid tank	¢7000×9000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	833,040.00	749,736.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Pre-liquid pump	IHD150-125-400 EX45KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	54,720.00	49,248.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Pre-liquid tank	¢5000×7500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	689,274.00	620,346.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Acid tank	¢4000×4500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	15,480.00	13,932.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Alkali tank	¢4000×4500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	15,480.00	13,932.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Alkali pump	IHD80-65-125 EX5.5KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	6,849.00	6,164.10	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Acid pump	IHD80-65-125 EX5.5KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	6,849.00	6,164.10	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
CIP washing tower	¢5000×4500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	356,850.00	321,165.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
CIP washing pump	IHD100-65-250 EX30KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	15,300.00	13,770.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Acid tank	¢1200×1500	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	15,480.00	13,932.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Enzymatic tank	¢1400×1500	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	32,760.00	29,484.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Back storage	¢500(144 meter)	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	618,480.00	556,632.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon steel storage	¢1500×1800	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	62,370.00	56,133.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon steel tank	¢1800×2200	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	80,325.00	72,292.50	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Flash evaporator	¢2500×4000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	5,157.00	4,641.30	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
High-pressure steam jet liquefier	HY20-B-12	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	85,680.00	77,112.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Waste mash cooler	ERC45-10-39. 15-E-1	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	191,250.00	172,125.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Flash cooler		1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	20,547.00	18,492.30	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Spiral-plate heat exchanger	LIT150-1500	11	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	689,220.00	620,298.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon dioxide washing tower		1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	130,202.00	117,181.80	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon dioxide washing pump	IHD50-32-160 EX4KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	58,500.00	52,650.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Fermented mash circulating pump	IHD250-200-350 EX75KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	89,280.00	80,352.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Mature mash circulating pump	IHD250-200-350 EX55KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	89,280.00	80,352.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Fermented mash circulating pump	IHD250-200-350 EX37KW	5	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	230,850.00	207,765.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Fermented mash circulating pump	IHD250-200-350 EX55KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	44,640.00	40,176.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Fermented mash circulating pump	IHD250-200-350 EX45KW	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	43,740.00	39,366.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Fermented mash	¢10000×18000	10	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	19,678,500.00	17,710,650.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Alcohol test tank	¢700×7000	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	725,400.00	652,860.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Gas condensate pump	IHD100-65-315 EX11KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	45,720.00	41,148.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Steamed wine pump	IHD65-40-200 EX7.5KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	18,000.00	16,200.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Thick wine pump	IHD100-65-200 EX22KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	19,080.00	17,172.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Water ring vacuum pump	XK-20 EX37KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	40,860.00	36,774.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Vacuum sealed pump	IHD50-32-125 EX1.5KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	7,902.00	7,111.80	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Industrial alcohol pump	IHD50-32-160 EX4KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	9,054.00	8,148.60	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Slurry pump	IHD150-125-315 EX30KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	46,800.00	42,120.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Hot water pump	IS50-32-160 EX3KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	3,402.00	3,061.80	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Final product pump	IHD100-80-160 EX15KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	18,720.00	16,848.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Final product delivery pump	IHD100-65-200 EX18.5KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	25,200.00	22,680.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Stock pump	IHD100-65-200 EX11KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	38,340.00	34,506.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Industrial alcohol tank	¢2500×4000	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	506,160.00	455,544.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon steel tank	¢700×1200	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	36,855.00	33,169.50	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Carbon steel tank	¢1200×1800	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	51,975.00	46,777.50	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Water ring vacuum pump	SK-6 WX11KW	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	12,924.00	11,631.60	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Anhydrous alcohol cooler	BR02-10-14.6-E-1	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	77,850.00	70,065.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Stainless steel tube	¢1200×2000	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	448,740.00	403,866.00	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Spiral-plate heat exchanger		15	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	6,410,256.41	5,769,230.77	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Alcohol distillation apparatus		1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	31,948,717.95	28,753,846.16	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30

Fermentation Tank Lateral mixer	44	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	1,504,273.51	1,353,846.16	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Waste mash tank lateral mixer	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	21,367.52	19,230.77	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Clear liquid tank lateral mixer	1	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	23,931.62	21,538.46	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Saccharifying tank vertical mixer	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	56,410.26	50,769.23	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
Liquefaction vertical tank mixer	2	Good	Daqing Borun Biotechnology Co., Ltd	Daqing Borun Biotechnology Co., Ltd	62,393.16	56,153.84	Daqing Borun Biotechnology Co., Ltd	None	AHAE126018749254105A	2012.12.4-2013.9.30
The mortgagor (seal): Legal representative (main responsible person)/authorized agent: Date:				The mortgagee (seal): Legal representative (main responsible person)/authorized agent: Date: